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                                                                  EXHIBIT (j)(2)



                      CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the reference to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen U.S. Government Trust for Income.

/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois
January 18, 2002